UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2012

STAAR Surgical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia, California		91016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)\

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K relates to data previously published by the Company with respect to 2011 results of operation on March 6, 2012, which the Company inadvertently omitted to furnish to the Commission on Form 8-K. The materials furnished with this Report reflect no change from the information made public on that date.

Item 2.02 Results of Operations and Financial Condition.

On March 6, 2012, STAAR Surgical Company (the “Company”) published a press release reporting its financial results for the quarter and fiscal year ended December 30, 2011, a copy of which is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

On March 6, 2012, the Company held a conference call to discuss the financial results for the quarter and fiscal year ended December 30, 2012. A transcript of the conference call is furnished as Exhibit 99.2 to this report and is incorporated herein by this reference.

The Company provided slides to accompany its presentation on the May 6, 2012 conference call. A copy of the slide presentation is furnished as Exhibit 99.3 to this report and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release of the Company dated March 6, 2012.
99.2	Transcript of conference call of the Company held on March 6, 2012.
99.3	Slide presentation dated March 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2012	STAAR Surgical Company

	By:	/s/ Barry Caldwell
Barry Caldwell
President and Chief Executive Officer